Exhibit 99.1

Exhibit 99.2

Management Presentation

February 2013

Disclaimer

This presentation contains, and XPO Logistics, Inc. (the "Company") may from time to time make, written or oral "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange

Act of 1934, as amended. All statements, other than statements of historical facts, made in this presentation that address activities, events or developments that the Company expects or anticipates will or may occur in the future, including such things as future capital expenditures (including the amount and nature thereof), finding suitable merger or acquisition candidates, expansion and growth of the

Company’s business and operations and other such matters, are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as "may," "will," "should," "expect," "intend," "plan," "anticipate,"

"believe," "estimate," "predict," "potential" or "continue" or the negative of these terms or other comparable terms. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve significant risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Factors that could adversely affect actual results and performance include, among others, economic conditions generally; competition; the Company’s ability to find suitable acquisition candidates and execute its acquisition strategy; the Company’s ability to raise capital; the Company’s ability to attract and retain key employees to execute its growth strategy; the Company’s ability to develop and implement a suitable information technology system; the Company’s ability to maintain positive relationships with its network of third-party transportation providers; litigation; and

governmental regulation. Additional factors that could cause actual results to differ materially from those projected in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and in the

Company’s other filings with the Securities and Exchange Commission (the "SEC"). This presentation should be read in conjunction with the Company’s filings with the SEC, which are available to the public over the Internet at www.sec.gov and the Company’s website

www.xpologistics.com. All forward-looking statements made in this presentation speak only as of the date of this presentation. All forward-

looking statements made in this presentation are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequence to or effects on the Company or its business or operations. The Company assumes no obligation to update any such forward-looking statements.

A Large Market Opportunity

Sources: American Trucking Association, Armstrong & Associates, EVE Partners LLC

Worldwide logistics: &#062;$3 trillion

U.S. logistics: &#062;$1 trillion

U.S. trucking: ~$350 billion

U.S. truck brokerage ~$50 billion

Long-term outsourcing trend

Brokers add efficiency to both shippers and carriers

Shippers gain access to thousands of carriers

Carriers gain access to millions of loads

85% of shipments are not presently handled by brokers

$300 billion untapped opportunity

Truck Brokerage Growing at 2x to 3x GDP

Sources: American Trucking Association, Armstrong & Associates

We expect 15% penetration to increase

More than 10,000 licensed brokers in the U.S.

Only about 25 brokers with more than $200 million in revenue

Large potential acquisition universe

Lack of working capital can motivate sellers

Brokerage Is a Highly Fragmented Market

Sources: Armstrong & Associates

The XPO Growth Strategy

On track or ahead of plan with all parts of the strategy

Build a multi-billion dollar, non-asset, 3PL business in truck brokerage, expedited and freight forwarding

Significantly scale up and optimize operations

Acquire attractive companies that are highly scalable

Open cold-starts in prime recruitment areas

Major Accomplishments in 14 Months

Grew footprint to 59 sales offices

Opened 17 cold-starts, eight of them in truck brokerage

Completed five strategic acquisitions

Increased headcount from 208 to over 900

Built up national operations center to 202 employees,

including 124 in carrier procurement

Major Accomplishments in 14 Months

Foundation in place for a much larger company

Implemented leading edge training programs

Introduced scalable IT platform and two major upgrades

Established national accounts program

Raised $289 million in common stock and convertible debt

Dynamic team culture, hungry for growth

Rapidly expand sales force with aggressive recruiting and

on-boarding, including off-site training

Identify branches capable of mega-growth:

Charlotte, led by Drew Wilkerson

Chicago, led by Abtin Hamidi

Gainesville, led by David Coker and Jeff Battle

Drive operational efficiency through shared services

Accelerate sales and marketing

Strategy Part One: Scale and Optimization

Customers Will Drive Growth

$50 billion addressable market and growing

Acquisitions accelerate customer diversification

Retail, commercial, manufacturing, industrial, life sciences,

government-related

Tier one customer relationships in place

Cold-starts build primarily with small to mid-size accounts

Cross-sell to new and existing customers

Source: EVE Partners LLC

Differentiate XPO through superior technology

Purchase transportation more efficiently as data pool grows

Introduced pricing tools in Q3 2012

Added truck-finding and advanced pricing tools in Q4 2012

with introduction of proprietary freight optimizer software

Planned for 2013: LTL, new carrier algorithms, enhanced

customer and carrier portals

Scalable Technology Platform

Capitalize on attractive acquisition universe

Primarily truck brokerage and expedite

Aggressive sales force expansion

Connect to entire organization via XPO technology

Draw on shared carrier capacity

Cross-sell services company-wide

Gain carriers, customers, lane and pricing histories with

each acquisition

Strategy Part Two: Acquisitions

Non-asset logistics provider of expedited air charter

brokerage, North Carolina

16-year-old business, acquired in February 2013

2012 revenue of $43 million

Proprietary technology in place

Long-time partner to our expedite division

Responds to expedite customer demand for air charter

Now selling air charter brokerage across all XPO divisions

Acquired East Coast Air Charter

Top 5 provider of domestic expedite services

Hub in Birmingham positioned for southeast manufacturers

Under contract with fleet owners for more than 400 trucks

Critically important service to customers, earns loyalty and repeat business

Expedite-friendly sectors have high potential: cross-border

Mexico, life sciences, government-related

Expedited Division Strengths

28-year-old business, acquired in October 2012

Operated in Gainesville (Georgia), Reno, Chicago and Dallas

$124 million in annual brokerage revenue

Specializes in tier one customers

Completed integration in 90 days, moved to XPO IT platform

Growing quickly, led by industry veterans

Acquired Turbo Logistics

20-year-old business, acquired in August 2012

Highly scalable operations in Toronto, Montreal, Vancouver

and Cleveland

$100 million in annual brokerage revenue

Strong base of over 1,000 customers, mostly tier one

Extensive carrier and lane histories made available to all

brokerage branches

Similar synergy with CFS and BirdDog acquisitions

Acquired Kelron Logistics

Opened 17 cold-starts to date

Eight in truck brokerage, three more than planned

Eight in freight forwarding

One in expedite

Open branches with strong leaders from the industry

Position in prime recruitment areas

Scale up rapidly by adding salespeople

Strategy Part Three: Cold-starts

Founded and led four highly successful companies

Amerex Oil Associates: Built one of world’s largest oil brokerage firms

Hamilton Resources: Grew global oil trading company to ~$1 billion

United Waste: Created fifth largest solid waste business in North America

United Rentals: Built world’s largest equipment rental company

United Waste stock outperformed S&P 500 by 5.6x from 1992 to 1997

United Rentals stock outperformed S&P 500 by 2.2x from 1997 to 2007

CEO Bradley S. Jacobs

Highly Skilled Management Team Partial list below

Sean Fernandez

Chief Operating Officer

Gordon Devens

General Counsel

Mario Harik

Chief Information Officer

David Rowe

Chief Technology Officer

Lou Amo

VP, Carrier Procurement

Troy Cooper

SVP, Operations

John Tuomala

VP, Talent Management

Scott Malat

Chief Strategy Officer

Greg Ritter

SVP, Strategic Accounts

John Hardig

Chief Financial Officer

Marie Fields

Director of Training

The full management team can be found on www.xpologistics.com

Financial Overview

2011 revenue of $177 million

Currently on a $500 million annual revenue run rate

Q3 2012 total revenue: $71 million* – up 49.8% YOY

Freight brokerage: $32.2 million – up 290%

Expedited transportation: $23.8 million – up 1.4%

Freight forwarding: $17.3 million – up 2.3%

Approximately $250 million cash as of February 1, 2013

Key Financial Statistics

* Net of intercompany eliminations

Equity ownership aligns management team with shareholders

Management and directors own 54% of the company (1)

Incentivized Management

Common Stock Equivalent Capitalization (as of 12/31/12) Common Stock Equivalent Capitalization (as of 12/31/12)

Common Shares 17.7 million

Preferred Shares 10.5 million

Warrants (Strike Price $7 per share) 10.7 million (5.5 million dilutive) (2)

Convertible senior notes 8.7 million shares (3)

Stock options and RSUs 0.7 million shares dilutive (4)

Fully Diluted Shares Outstanding 43.1 million shares

Based on SEC beneficial ownership calculation

Dilutive effect of warrants calculated using treasury method (avg. market close price of $14.52 for Q4 2012); total warrant proceeds of $75 million

Assumes conversion in full of $143.75 million in aggregate principal amount of convertible senior notes issued in September and October 2012

Dilutive effect of Q4 2012 weighted average outstanding RSUs and stock options calculated using treasury method (avg. market close price of $14.52 for Q4 2012)

Conclusion

Large, growing, fragmented industry

Intend to acquire at least $250 million revenues in 2013

Significant growth potential through cold-starts

Well-defined process to scale up operations

Highly skilled management team

High employee morale due to growth initiatives and culture

99% of market available to XPO for penetration

Strong Fundamentals for Value Creation